EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-95306) and Form S-3 (No. 333-46309) of C-Phone Corporation of our report dated April 15, 1999, relating to the financial statements, which appears in this Form 10-KSB.



RALEIGH, NORTH CAROLINA
MAY 27, 1999